                       STEINROE VARIABLE INVESTMENT TRUST

                 Columbia Large Cap Growth Fund, Variable Series
                 Liberty Asset Allocation Fund, Variable Series
                Liberty Federal Securities Fund, Variable Series
                   Liberty Money Market Fund, Variable Series
               Liberty Small Company Growth Fund, Variable Series

                        LIBERTY VARIABLE INVESTMENT TRUST

                 Colonial Small Cap Value Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                    Columbia High Yield Fund, Variable Series
                  Columbia International Fund, Variable Series
                  Liberty Growth & Income Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series

                                (each, a "Fund")

   (Supplement to the Statements of Additional Information dated May 1, 2005)

     On November 30, 2005, each Fund's shareholders approved the replacement of the Fund's then-current fundamental investment restrictions with the following standardized fundamental investment restrictions:

     1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the [Investment Company Act of 1940, as amended (the "1940 Act")], the rules and regulations thereunder and any applicable exemptive relief. [For Liberty Money Market Fund, Variable Series only, the following sentence is added: "This restriction shall not apply to securities of issuers in the financial services industry."]

     5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     7. [Except for Columbia International Fund, Variable Series, which is classified as "non-diversified" under Section 5 of the 1940 Act.] Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that:
(a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.


                                                                 January 6, 2006